Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Xin Li, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

1.

the annual report on Form 10-K of SGB International Holdings Inc. for the period ended March 31, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of SGB International Holdings Inc.

June 29, 2011	/s/ Xin Li
Xin Li
Chief Executive Officer and Director
(Principal Executive Officer)